UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 16, 2008
(October 9, 2008)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into a Material Definitive Agreement

As previously reported, on March 7, 2008, Texas-New Mexico Power Company (“TNMP”), a wholly owned subsidiary of PNM Resources, Inc. (“PNMR”), executed a $150 million term loan credit agreement ("Credit Agreement").  Other parties to the Credit Agreement included JPMorgan Chase Bank, N.A. ("JPMorgan"), as administrative agent, and JPMorgan and Union Bank of California, N.A. (“UBOC”), as lenders.  The Credit Agreement was filed as Exhibit 10.1 to TNMP’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008.

The Credit Agreement allowed TNMP to borrow up to $150 million in a single draw on any date (the “Funding Date”) prior to April 11, 2008.  Borrowings were required to be repaid under the Credit Agreement by the six-month anniversary of the Funding Date, unless extended.  On April 9, 2008, TNMP drew the full $150 million under the Credit Agreement for the purpose of redeeming certain TNMP senior unsecured notes.  The Credit Agreement was amended in certain respects by an Amendment No. 1 (“Amendment 1”) in connection with the execution of a new $200 million revolving credit facility (the “TNMP Revolver”) in May 2008 and the concurrent withdrawal of TNMP as a borrower under PNMR’s revolving credit agreement.

The Credit Agreement was amended by Amendment No. 2 (“Amendment 2”) which was executed by the parties on October 9, 2008.  The purpose of Amendment 2 was to replace JPMorgan as administrative agent with UBOC and to extend the maturity date of the Credit Agreement to October 17, 2008, or such later date to which the maturity date may be subsequently extended pursuant to the Credit Agreement.  Amendment 2 was effective upon payment by TNMP to JPMorgan on October 9, 2008 of the full amount of outstanding loans and other obligations owing to JPMorgan, in the amount of $75 million plus accrued interest.  Such payment was funded by a draw on the TNMP Revolver.  The $75 million principal amount that continued to be owed by TNMP to UBOC under the Credit Agreement under the short extension provided by Amendment 2 was repaid, along with accrued interest, on October 15, 2008 with another draw on the TNMP Revolver.  TNMP is currently in discussions with certain of its relationship banks with regard to entering into a new term loan credit arrangement to provide additional liquidity to TNMP.  As of October 15, 2008, there remained $48.5 million of borrowing capacity available to TNMP under the TNMP Revolver. In addition, TNMP currently has a $50 million intercompany loan agreement with PNMR.  As of October 15, 2008, TNMP had no outstanding borrowings from PNMR under its intercompany loan agreement.

A copy of Amendment 1 is filed herewith as Exhibit 10.1, and a copy of Amendment 2 is filed herewith as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number                    Exhibit

10.1	Amendment No. 1 to Term Loan Credit Agreement, entered into as of May 15, 2008 among TNMP, as Borrower, JPMorgan, as Administrative Agent and as a Lender, and UBOC, as a Lender, filed herewith.
10.2
Amendment No. 2 to Term Loan Credit Agreement, entered into as of October 9, 2008 among TNMP, as Borrower, UBOC as successor Administrative Agent and as a Lender, and JPMorgan, as resigning Administrative Agent, and as a Lender, filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. TEXAS-NEW MEXICO POWER COMPANY

(Registrants)

Date: October 16, 2008	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)